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                                                                    Exhibit 23.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Century Bancorp, Inc. (the "Company") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marshall M. Sloane                             /s/ Paul V. Cusick, Jr.
--------------------------------                   -----------------------------
Marshall M. Sloane                                 Paul V. Cusick, Jr.
Chairman, President and CEO                        Vice President and Treasurer
                                                   (Chief Financial Officer)

Date: March 19, 2003                               Date: March 19, 2003